Putnam
International
New Opportunities
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-04

[GRAPHIC OMITTED: BRASS KEY]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. Beginning with this month's reports, we inform you of any change during the prior year of the Portfolio Leader and Portfolio Members of your fund's management team. We also list the other fund management responsibilities of the Portfolio Leader and Portfolio Members. This information can be found following the Outlook for Your Fund. In addition, in equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. This new information complements the expense, risk, and portfolio turnover comparisons we added to the reports earlier this year.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by the independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam International New Opportunities Fund delivered what we consider respectable results, given our focus on high-quality stocks in a period when lower-quality issues outperformed. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 17, 2004


Report from Fund Management

Fund highlights

 * For the 12 months ended September 30, 2004, Putnam International New Opportunities Fund's class A shares returned 15.77% without sales charges and 9.11% with maximum sales charges reflected.

 * The fund's benchmark, the S&P/Citigroup World Ex-U.S. Primary Markets Growth Index, returned 19.46%.

 * The average return for the fund's Lipper category, International Multi-Cap Core Funds, was 20.74%.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 9/30/04
--------------------------------------------------
Class A
(inception 1/3/95)          NAV      POP
--------------------------------------------------
1 year                    15.77%    9.11%
--------------------------------------------------
5 years                  -18.98    -23.66
Annual average            -4.12     -5.26
--------------------------------------------------
Life of fund              75.72     65.59
Annual average             5.96      5.31
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.75%. For the most recent month-end performance, visit www.putnaminvestments.com. For portions of the period, this fund limited expenses or was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

Performance commentary

Your fund's positive return during its fiscal year, which ended September 30, 2004, reflected improving fortunes in international markets. While relative performance improved during the later months of the period, the fund underperformed its benchmark index and the average return of funds in its current peer group, the Lipper International Multi-Cap Core Funds category. We attribute the fund's underperformance to our emphasis on growth-style stocks and, more particularly, what we considered high-quality companies, with strong balance sheets and business models. Stocks with these qualities lagged in international markets.

FUND PROFILE

Putnam International New Opportunities Fund invests mainly in com panies outside the United States that Putnam believes are experiencing rapid earnings, sales, or business unit growth, and have the potential for positive earnings surprises. It primarily targets large and midsize growth companies with superior competitive positions within their industries. It may be appropriate for investors seeking long-term capital appreciation with international diversification.


Market overview

International stock markets experienced an important transition during the fund's fiscal year. The first half of the year was characterized by an indiscriminate stock rally supported by a vigorous resurgence in global economic growth. Japan shook off its long recession, benefiting from trade both within and outside Asia. Continental European economies gradually joined the expansion, though they were dealt a setback by the Madrid train bombings in March.

In the second half of the year, the pace of growth decelerated. In the United Kingdom, the Bank of England put the brakes on growth by raising interest rates. The Bank of Australia did the same. China made official efforts to slow its surging economy to prevent inflation. U.S. demand for imports slackened.

International stock market performance flattened out, but a rotation occurred that was favorable for your fund. There were signs that investors were moving money out of lower-quality stocks and into higher-quality stocks, which are what we emphasize in your fund's portfolio.

In terms of sectors, the most consistent leader was the basic materials sector. During the year, strong performance from technology and financial stocks gave way to leadership from energy and utilities stocks. In terms of markets, some of the smaller countries of Europe, such as Norway and Sweden, as well as Hong Kong and Australia, had strong results; Japan and the United Kingdom had moderate gains; and France, Germany, and Switzerland lagged.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Primary Markets Growth Index
(international growth stocks)                                          19.46%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 22.08%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 7.51%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     13.87%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  7.00%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             2.52%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       13.13%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/04.
-------------------------------------------------------------------------------

Strategy overview

Market history indicates that stocks of high-quality companies lead the market most of the time, while stocks of low-quality companies lead only in brief periods as economies emerge from recession. This occurred again in the past year, but based on our experience, we anticipated that high-quality stocks would return to leadership. While we might have been able to improve short-term performance during the past year by buying lower-quality stocks, we deemed it an unwise move. With such an approach, there is a risk in missing the time when high-quality stocks begin to recover. We consider it more important to focus on the fund's long-term performance potential rather than endanger it by pursuing short-term gains. Fortunately, the stocks we favored started to outperform in the final months of the period.

We also undertook a small portfolio shift in favor of stocks with somewhat greater long-term growth projections. The mandate of the fund is to invest in stocks of companies growing at above-average rates. The global recovery has increased profit expectations for a wider range of companies. So, while maintaining a portfolio diversified across sectors and companies of different sizes, we enhanced exposure to stocks with higher earnings growth rates as well as to mid-capitalization stocks, which often can achieve more rapid growth than larger companies. We also added to holdings in Japan, where we identified a number of companies with improving growth expectations.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                  as of 3/31/2004   as of 9/30/2004

Japan                 18.6%              23.3%

United Kingdom        21.4%              18.0%

Switzerland           10.3%               9.7%

France                 9.9%               8.8%

Canada                 6.0%               6.5%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

In a year when oil prices rose dramatically, including a 34% increase in the final three months of the fiscal period, many stocks benefited from involvement in the energy industry. One of the fund's best performers during the year was Frontline of Norway, which we held as an overweight position relative to the benchmark index. Frontline does not drill for oil, but instead operates a fleet of oil tankers. While geopolitical risks influence the company, we consider it to be very well managed and it has historically benefited when energy prices are high.

Basic materials such as metals, chemicals, and construction items also enjoyed rising demand during the past year. One of our top-performing holdings in this sector was Rinker Group, which is based in Australia but has a large business in the United States. It provides building and construction materials, including items like cement and gravel, and serves states that have seen significant population increases over the past few years, such as Nevada, Texas, and Florida. Rinker also was an overweight position relative to the index.

The portfolio also benefited from construction activity in Europe, which was stimulated by relatively low interest rates in many markets. The European Central Bank has held interest rates low this year and French consumers and businesses have been investing in real estate. The fund's position in Vinci, a French company that builds homes as well as commercial construction projects such as new retail stores, benefited from this increase in demand. In Japan, interest rates have been low for many years, but what has recently helped real estate there is the stabilization of land prices after many years of decline. Portfolio holding Sekisui Chemical, though its name refers to the company's roots in the chemical industry, is Japan's top home-builder. The stock benefited from pent-up demand for new housing, particularly in and around Tokyo. Sekisui was an overweight position in the portfolio relative to the benchmark and was one of the top contributors to performance. We sold the stock at a profit during the period after its price reached what we considered fair value.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS OF 9/30/04]

TOP INDUSTRY WEIGHTINGS AS OF 9/30/04

Oil and gas            14.8%

Pharmaceuticals        13.0%

Retail                  9.2%

Banking                 6.5%

Food                    4.9%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.


Several portfolio holdings dampened returns over the reporting period. A technology holding, Samsung in South Korea, was besieged by industry competition. It makes flat panel displays for computers, cell phones, digital cameras, and other devices. This business has grown tremendously in the past couple of years, but has also attracted competitors to invest in new production capacity, especially in Taiwan. We sold the stock because we believe price margins are likely to decline as a result of this industry expansion. In the financials sector, the portfolio holds an overweight position in Nomura Holdings of Japan. We find this company an attractive holding because it is Japan's leading brokerage and financial services firm. As Japan's economy recovers, we anticipate an increase in both corporate mergers and acquisitions as well as an increase in sales of financial products to retail investors. Nomura is strongly positioned in both segments and we believe the stock will appreciate, though its price has weakened recently.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

(Percent of fund's net assets as of 9/30/04)

1 Nomura Securities Co., Ltd. (3.1%)
  Japan
  Investment banking/brokerage

 2 GlaxoSmithKline PLC (3.1%)
   United Kingdom
   Pharmaceuticals

 3 Canon, Inc. (3.0%)
   Japan
   Office equipment and supplies

 4 Novartis AG (3.0%)
   Switzerland
   Pharmaceuticals

5 Takeda Chemical Industries, Ltd. (2.6%)
   Japan
   Pharmaceuticals

 6 Total SA (2.5%)
   France
   Oil and gas

 7 Colruyt SA (2.4%)
   Belgium
   Retail

 8 ENI SpA (2.2%)
   Italy
   Oil and gas

 9 Toyota Motor Corp. (2.1%)
   Japan
   Automotive

10 BP PLC (1.9%)
   United Kingdom
   Oil and gas

Footnote reads:
The fund's holdings will change over time.


Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

While the fund's return in the past year was positive in absolute terms, we are currently optimistic that the portfolio can perform better on a relative basis in the coming year. As we have already described, high-quality companies, those with strong balance sheets, products, and competitive positions, have started to lead markets. Growth-style stocks, which usually carry a price premium because of their ability to generate earnings growth above the market average, are currently selling near the same valuations as most other stocks. While noting our role is to select stocks rather than forecast the economy, we do not anticipate major economic problems in international markets during the coming year. The Bank of England and the Bank of Australia, like the U.S. Federal Reserve, have been raising interest rates at a moderate pace that, in our opinion, is unlikely to cause any sharp slowdown. The European Central Bank is likely to follow the same course in 2005. As rates rise and growth moderates, earnings growth typically becomes scarcer in the market, but we believe that we have selected stocks that can contribute top rates of growth in such an environment. We will maintain our focus on selecting growth stocks that we believe can achieve long-term capital appreciation.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam International Growth Team. The members of the team are Stephen Dexter (Portfolio Leader), Peter Hadden (Portfolio Member) and Denise Selden (Portfolio Member).

Other funds managed by the Portfolio Leader and Portfolio Members

Stephen Dexter, Peter Hadden, and Denise Selden are not Portfolio
Leaders or Portfolio Members for any other Putnam funds. They may, however, also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

No changes in your fund's Portfolio Leader or Portfolio Members occurred during the year ended September 30, 2004.


Performance summary

This section shows your fund's performance during its fiscal year, which ended September 30, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04
--------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M           Class R
(inception dates)              (1/3/95)             (7/21/95)              (2/1/99)             (7/21/95)         (12/1/03)
--------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
--------------------------------------------------------------------------------------------------------------------------------
1 year                    15.77%      9.11%     14.93%      9.93%     14.85%     13.85%     15.26%     11.27%       15.76%
--------------------------------------------------------------------------------------------------------------------------------
5 years                  -18.98     -23.66     -21.92     -23.11     -21.94     -21.94     -20.94     -23.68       -19.85
Annual average            -4.12      -5.26      -4.83      -5.12      -4.83      -4.83      -4.59      -5.26        -4.33
--------------------------------------------------------------------------------------------------------------------------------
Life of fund              75.72      65.59      63.55      63.55      63.54      63.54      67.82      61.93        71.79
Annual average             5.96       5.31       5.18       5.18       5.18       5.18       5.46       5.07         5.71
--------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For portions of the period, this fund limited expenses or was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/04
------------------------------------------------------------------------------
                        S&P/Citigroup           Lipper International
                        World Ex-U.S.           Multi-Cap
                        Primary Markets         Core Funds
                        Growth Index            category average*
------------------------------------------------------------------------------
1 year                   19.46%                 20.74%
------------------------------------------------------------------------------
5 years                 -10.54                   1.31
Annual average           -2.20                  -0.08
------------------------------------------------------------------------------
Life of fund             56.54                  69.92
Annual average            4.70                   5.38
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 5-year, and life-of-fund periods ended 9/30/04, there were 268, 165, and 55 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 1/3/95 to 9/30/04

                                  S&P/Citigroup
                                  World Ex-U.S.
             Fund's class A      Primary Markets
Date         shares at POP        Growth Index

 1/3/95          9,425               10,000
9/30/95         11,408               10,955
9/30/96         12,978               11,989
9/30/97         15,151               14,169
9/30/98         13,277               13,216
9/30/99         20,437               17,499
9/30/00         24,792               19,397
9/30/01         13,399               12,442
9/30/02         11,700               10,373
9/30/03         14,303               13,103
9/30/04        $16,559              $15,654

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,355 and $16,354, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $16,782 ($16,193 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $17,179. See first page of performance section for performance calculation method.


-----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/04
-----------------------------------------------------------------------------------------------------
                             Class A         Class B    Class C          Class M         Class R
-----------------------------------------------------------------------------------------------------
Distributions (number)           1               1          1                1               1
-----------------------------------------------------------------------------------------------------
Income                        $0.087          $0.018     $0.010           $0.037          $0.086
-----------------------------------------------------------------------------------------------------
Capital gains                   --              --         --               --              --
-----------------------------------------------------------------------------------------------------
Total                         $0.087          $0.018     $0.010           $0.037          $0.086
-----------------------------------------------------------------------------------------------------
Share value:              NAV        POP        NAV        NAV        NAV        POP        NAV
-----------------------------------------------------------------------------------------------------
9/30/03                 $9.01      $9.56       $8.43      $8.69      $8.64      $8.95         --
-----------------------------------------------------------------------------------------------------
12/1/03*                   --         --          --         --         --         --      $9.77
-----------------------------------------------------------------------------------------------------
9/30/04                 10.34      10.91+       9.67       9.97       9.92      10.28      10.34
-----------------------------------------------------------------------------------------------------

 * Inception date of class R shares.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International New Opportunities Fund from April 1, 2004, to September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 9/30/04
-------------------------------------------------------------------------------
                                Class A   Class B   Class C   Class M   Class R
-------------------------------------------------------------------------------
Expenses paid per $1,000*         $8.22    $11.89    $11.89    $10.68     $9.45
-------------------------------------------------------------------------------
Ending value (after expenses)   $969.10   $966.00   $966.10   $967.80   $969.10
-------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2004, use the calculation method below. To find the value of your investment on April 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 04/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 4/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $8.22 (see table above) = $82.20
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


----------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 9/30/04
----------------------------------------------------------------------------------------------
                                   Class A      Class B      Class C      Class M      Class R
----------------------------------------------------------------------------------------------
Expenses paid per $1,000*            $8.42       $12.18       $12.18       $10.93        $9.67
----------------------------------------------------------------------------------------------
Ending value (after expenses)    $1,016.65    $1,012.90    $1,012.90    $1,014.15    $1,015.40
----------------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.



----------------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
----------------------------------------------------------------------------------------
                                Class A    Class B    Class C    Class M    Class R
----------------------------------------------------------------------------------------
Your fund's annualized
expense ratio+                     1.67%      2.42%      2.42%      2.17%      1.92%
----------------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper International
Multi-Cap Core Funds++             1.75%      2.50%      2.50%      2.25%      2.00%
----------------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 9/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

-------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-------------------------------------------------------------------------------
                               2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Putnam International New
Opportunities Fund              120%       144%       133%       229%       152%
-------------------------------------------------------------------------------
Lipper International
Multi-Cap Core Funds
category average                 77%        77%        84%        86%        76%
-------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.90

Int'l stock
fund average           3.61

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

S&P/Citigroup World Ex-U.S. Primary Markets Growth Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of
Putnam International New Opportunities Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International New Opportunities Fund (the "fund") at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2004


The fund's portfolio
September 30, 2004

Common stocks (98.6%) (a)
Number of shares                                                          Value

Aerospace and Defense (1.1%)
-------------------------------------------------------------------------------
       286,813 European Aeronautic Defense and
               Space Co. (Netherlands)                               $7,596,986

Automotive (2.9%)
-------------------------------------------------------------------------------
        65,376 Renault SA (France)                                    5,345,961
       388,600 Toyota Motor Corp. (Japan)                            14,881,053
                                                                 --------------
                                                                     20,227,014

Banking (6.5%)
-------------------------------------------------------------------------------
       422,007 Bank of Ireland (Ireland)                              5,685,924
       182,324 BNP Paribas SA (France)                               11,773,317
       384,790 Depfa Bank PLC (Ireland)                               5,232,263
        99,386 KBC Bancassurance Holdings (Belgium)                   6,467,079
       768,267 Northern Rock PLC (United Kingdom)                     9,869,181
       222,000 Royal Bank of Scotland Group PLC
               144A (United Kingdom)                                  6,410,567
                                                                 --------------
                                                                     45,438,331

Beverage (1.4%)
-------------------------------------------------------------------------------
        79,650 Carlsberg A/S Class B (Denmark)                        3,723,081
        47,615 Pernod-Ricard SA (France)                              6,320,816
                                                                 --------------
                                                                     10,043,897

Broadcasting (2.7%)
-------------------------------------------------------------------------------
       524,438 Gestevision Telecinco SA (Spain)
               (NON)                                                  9,482,158
        16,710 Gestevision Telecinco SA 144A
               (Spain) (NON)                                            302,127
       780,200 Mediaset SpA (Italy)                                   8,855,311
                                                                 --------------
                                                                     18,639,596

Building Materials (1.7%)
-------------------------------------------------------------------------------
       908,677 BPB PLC (United Kingdom)                               7,036,617
       552,000 Toto, Ltd. (Japan)                                     4,793,684
                                                                 --------------
                                                                     11,830,301

Commercial and Consumer Services (0.9%)
-------------------------------------------------------------------------------
        10,830 SGS Societe Generale Surveillance
               Holding SA (Switzerland)                               5,942,922

Communications Equipment (1.3%)
-------------------------------------------------------------------------------
       676,046 Nokia OYJ (Finland)                                    9,301,814

Construction (2.8%)
-------------------------------------------------------------------------------
       470,421 CRH PLC (Ireland)                                     11,245,249
     1,275,001 Rinker Group, Ltd. (Australia)                         7,967,460
                                                                 --------------
                                                                     19,212,709

Consumer Cyclicals (1.0%)
-------------------------------------------------------------------------------
       241,178 Swatch Group AG (The) (Switzerland)                    6,636,597

Consumer Goods (2.9%)
-------------------------------------------------------------------------------
       323,000 KAO Corp. (Japan)                                      7,137,069
       525,787 Reckitt Benckiser PLC (United
               Kingdom)                                              12,880,689
                                                                 --------------
                                                                     20,017,758

Electrical Equipment (0.4%)
-------------------------------------------------------------------------------
        39,470 Siemens AG (Germany)                                   2,891,817

Electronics (3.4%)
-------------------------------------------------------------------------------
       124,313 Micronas Semiconductor Holding AG
               (Switzerland) (NON)                                    5,278,049
        47,400 Nidec Corp. (Japan)                                    4,791,615
       453,000 Omron Corp. (Japan)                                   10,009,574
     3,027,860 Taiwan Semiconductor Manufacturing
               Co., Ltd. (Taiwan)                                     3,860,611
                                                                 --------------
                                                                     23,939,849

Engineering & Construction (2.4%)
-------------------------------------------------------------------------------
       577,250 Saipem SpA (Italy)                                     6,487,303
       563,182 Taylor Woodrow PLC (United Kingdom)                    2,682,426
        64,766 Vinci SA (France)                                      7,451,508
                                                                 --------------
                                                                     16,621,237

Financial (1.6%)
-------------------------------------------------------------------------------
           821 Mitsubishi Tokyo Finance Group, Inc.
               (Japan)                                                6,846,633
       115,591 Perpetual Trustees Australia, Ltd.
               (Australia)                                            4,194,179
                                                                 --------------
                                                                     11,040,812

Food (4.9%)
-------------------------------------------------------------------------------
       123,510 Bunge, Ltd.                                            4,937,930
        56,076 Nestle SA (Switzerland)                               12,847,662
     3,907,664 Northern Foods PLC (United Kingdom)                   10,746,607
     1,439,900 Premier Foods PLC 144A (United
               Kingdom) (NON)                                         6,005,012
                                                                 --------------
                                                                     34,537,211

Gaming & Lottery (1.6%)
-------------------------------------------------------------------------------
       204,786 Lottomatica SpA (Italy) (S)                            5,663,333
       607,784 William Hill PLC (United Kingdom)                      5,866,705
                                                                 --------------
                                                                     11,530,038

Health Care Services (0.7%)
-------------------------------------------------------------------------------
       175,100 Suzuken Co., Ltd. (Japan)                              4,544,338

Homebuilding (0.4%)
-------------------------------------------------------------------------------
       232,036 Persimmon PLC (United Kingdom)                         2,777,127

Insurance (1.2%)
-------------------------------------------------------------------------------
       323,403 QBE Insurance Group, Ltd.
               (Australia)                                            3,067,707
       145,600 Riunione Adriatica di Sicurta SpA
               (RAS) (Italy)                                          2,797,070
        15,046 Zurich Financial Services AG
               (Switzerland)                                          2,145,468
                                                                 --------------
                                                                      8,010,245

Investment Banking/Brokerage (3.7%)
-------------------------------------------------------------------------------
     1,701,000 Nomura Securities Co., Ltd. (Japan)                   21,841,334
        58,444 UBS AG (Switzerland)                                   4,115,379
                                                                 --------------
                                                                     25,956,713

Manufacturing (1.3%)
-------------------------------------------------------------------------------
       112,700 SKF AB Class B (Sweden)                                4,281,727
       299,314 Wolseley PLC (United Kingdom)                          5,109,513
                                                                 --------------
                                                                      9,391,240

Medical Technology (0.9%)
-------------------------------------------------------------------------------
       308,177 CSL, Ltd. (Australia)                                  6,337,487

Metals (1.9%)
-------------------------------------------------------------------------------
     1,021,307 BHP Billiton, Ltd. (Australia)                        10,619,628
       414,098 BlueScope Steel, Ltd. (Australia)                      2,608,681
                                                                 --------------
                                                                     13,228,309

Office Equipment & Supplies (3.0%)
-------------------------------------------------------------------------------
       452,700 Canon, Inc. (Japan)                                   21,279,365

Oil & Gas (14.8%)
-------------------------------------------------------------------------------
     1,642,751 BG Group PLC (United Kingdom)                         11,026,971
     1,384,336 BP PLC (United Kingdom)                               13,212,182
       185,800 Canadian Natural Resources, Ltd.
               (Canada)                                               7,415,554
       180,400 EnCana Corp. (Canada)                                  8,319,244
       699,100 ENI SpA (Italy)                                       15,661,289
       190,619 Imperial Oil, Ltd. (Toronto
               Exchange) (Canada)                                     9,864,642
       327,600 PetroKazahstan Inc. Class A Class A
               (Canada)                                              11,109,868
       125,438 Royal Dutch Petroleum Co.
               (Netherlands)                                          6,459,737
        85,120 Total SA (France)                                     17,335,131
        15,270 Total SA 144A (France)                                 3,109,815
                                                                 --------------
                                                                    103,514,433

Pharmaceuticals (13.0%)
-------------------------------------------------------------------------------
     1,007,781 GlaxoSmithKline PLC (United Kingdom)                  21,716,434
       451,552 Novartis AG (Switzerland)                             21,052,893
        97,835 Roche Holding AG (Switzerland)                        10,110,322
       412,900 Sankyo Co., Ltd. (Japan)                               8,730,100
        91,181 Sanofi-Synthelabo SA (France)                          6,612,548
       395,900 Takeda Chemical Industries, Ltd.
               (Japan)                                               17,962,795
       191,500 Terumo Corp. (Japan)                                   4,361,751
                                                                 --------------
                                                                     90,546,843

Railroads (1.3%)
-------------------------------------------------------------------------------
        93,600 Canadian National Railway Co.
               (Canada)                                               4,573,107
           938 East Japan Railway Co. (Japan)                         4,851,724
                                                                 --------------
                                                                      9,424,831

Retail (9.2%)
-------------------------------------------------------------------------------
       633,155 Boots Group PLC (United Kingdom)                       7,354,542
        68,644 Carrefour Supermarche SA (France)                      3,228,119
       117,645 Colruyt SA (Belgium)                                  16,508,346
       117,645 Colruyt SA (Belgium) (NON)                               156,318
       107,450 Hennes & Mauritz AB Class B (Sweden)                   2,960,197
       128,000 Lawson, Inc. (Japan)                                   4,437,024
        92,150 Metro AG (Germany)                                     4,096,661
       103,545 Next PLC (United Kingdom)                              3,059,327
       733,000 Onward Kashiyama Co., Ltd. (Japan)                    10,176,861
       152,000 RONA, Inc. (Canada) (NON)                              4,053,173
       841,369 Woolworths, Ltd. (Australia)                           8,297,785
                                                                 --------------
                                                                     64,328,353

Semiconductor (0.2%)
-------------------------------------------------------------------------------
       133,246 ASML Holding NV (Netherlands) (NON)                    1,714,216

Shipping (3.7%)
-------------------------------------------------------------------------------
           474 AP Moller - Maersk A/S (Denmark)                       3,568,729
       166,150 Dampskibsselskabet Torm A/S
               (Denmark)                                              4,701,416
       223,450 Frontline, Ltd. (Norway)                              10,477,124
     1,429,000 Nippon Yusen Kabushiki Kaisha
               (Japan)                                                7,391,379
                                                                 --------------
                                                                     26,138,648

Technology Services (1.3%)
-------------------------------------------------------------------------------
       459,657 Indra Sistemas SA Class A (Spain)                      6,118,998
        38,800 Nomura Research Institute, Ltd.
               (Japan)                                                3,123,013
                                                                 --------------
                                                                      9,242,011

Telecommunications (2.5%)
-------------------------------------------------------------------------------
    12,902,000 China Telecom Corp., Ltd. (China)                      4,177,894
     1,032,549 Koninklijke (Royal) KPN NV
               (Netherlands)                                          7,731,783
         3,374 NTT DoCoMo, Inc. (Japan)                               5,725,390
                                                                 --------------
                                                                     17,635,067
                                                                 --------------
               Total Common stocks
               (cost $637,596,249)                                 $689,518,115

Short-term investments (0.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $3,416,380 Putnam Prime Money Market Fund (e)                    $3,416,380
     1,698,711 Short-term investments held as
               collateral for loaned
               securities with yield 1.75% and due
               date October 1, 2004 (d)                               1,698,629
                                                                 --------------
               Total Short-term investments
               (cost $5,115,009)                                     $5,115,009
-------------------------------------------------------------------------------
               Total Investments
               (cost $642,711,258)                                 $694,633,124
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $699,438,508

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

  (S) Securities on loan, in part or in entirety, at September 30, 2004.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2004:
      (as a percentage of Market Value)

          Australia                                       6.2%
          Belgium                                         3.4
          Canada                                          6.5
          China                                           0.6
          Denmark                                         1.7
          Finland                                         1.3
          France                                          8.8
          Germany                                         1.0
          Ireland                                         3.2
          Italy                                           5.7
          Japan                                          23.5
          Netherlands                                     3.4
          Norway                                          1.5
          Spain                                           2.3
          Sweden                                          1.1
          Switzerland                                     9.8
          Taiwan                                          0.6
          United Kingdom                                 18.2
          United States                                   1.2
          ---------------------------------------------------
          Total                                         100.0%

          The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
September 30, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $689,856 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $639,294,878)              $691,216,744
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $3,416,380) (Note 5)            3,416,380
-------------------------------------------------------------------------------
Cash                                                                    5,135
-------------------------------------------------------------------------------
Foreign currency (cost $2,773) (Note 1)                                 2,800
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,162,490
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                130,400
-------------------------------------------------------------------------------
Receivable for securities sold                                     36,565,153
-------------------------------------------------------------------------------
Foreign tax reclaim                                                   423,862
-------------------------------------------------------------------------------
Total assets                                                      732,922,964

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   26,781,415
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          2,021,232
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,410,698
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            604,287
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                168,248
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,840
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                483,703
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  1,698,629
-------------------------------------------------------------------------------
Other accrued expenses                                                313,404
-------------------------------------------------------------------------------
Total liabilities                                                  33,484,456
-------------------------------------------------------------------------------
Net assets                                                       $699,438,508

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,477,669,930
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          929,246
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (831,170,721)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  52,010,053
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $699,438,508

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($442,192,236 divided by 42,753,525 shares)                            $10.34
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $10.34)*                $10.91
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($224,449,189 divided by 23,211,401 shares)**                           $9.67
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($14,057,563 divided by 1,409,860 shares)**                             $9.97
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($18,729,570 divided by 1,888,955 shares)                               $9.92
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.92)*                 $10.28
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($9,950 divided by 962 shares)                           $10.34
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,142,446)                      $15,959,482
-------------------------------------------------------------------------------
Interest (including interest income of $29,783 from
investments in affiliated issuers) (Note 5)                            58,469
-------------------------------------------------------------------------------
Securities lending                                                     13,259
-------------------------------------------------------------------------------
Total investment income                                            16,031,210

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    7,660,261
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    2,744,897
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               804,037
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             32,358
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       16,394
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,125,589
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,062,338
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 163,125
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 175,426
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      12
-------------------------------------------------------------------------------
Other                                                                 698,444
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    62,068
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (62,068)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)                (597,770)
-------------------------------------------------------------------------------
Total expenses                                                     15,885,111
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (979,493)
-------------------------------------------------------------------------------
Net expenses                                                       14,905,618
-------------------------------------------------------------------------------
Net investment income                                               1,125,592
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  147,427,117
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)          (108,604)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                     23,230
-------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year        (23,524,135)
-------------------------------------------------------------------------------
Net gain on investments                                           123,817,608
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $124,943,200
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                            Year ended
                                                            September 30
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $1,125,592       $1,811,400
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                            147,318,513       18,623,207
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               (23,500,905)     150,718,399
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       124,943,200      171,153,006
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (3,865,333)              --
-------------------------------------------------------------------------------
Class B                                             (645,691)              --
-------------------------------------------------------------------------------
Class C                                              (17,403)              --
-------------------------------------------------------------------------------
Class M                                              (97,044)              --
-------------------------------------------------------------------------------
Class R                                                   (9)              --
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              36,745               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (304,476,169)    (179,397,870)
-------------------------------------------------------------------------------
Total decrease in net assets                    (184,121,704)      (8,244,864)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                883,560,212      891,805,076
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $929,246 and
$4,537,740, respectively)                       $699,438,508     $883,560,212
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                              Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $9.01           $7.37           $8.44          $18.94          $16.64
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                   .05 (d)         .04             .03            (.01)           (.18)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.37            1.60           (1.10)          (7.86)           3.95
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.42            1.64           (1.07)          (7.87)           3.77
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net investment income                        (.09)             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (2.63)          (1.47)
-----------------------------------------------------------------------------------------------------------------------
Return of capital                                   --              --              --              -- (e)          --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.09)             --              --           (2.63)          (1.47)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $10.34           $9.01           $7.37           $8.44          $18.94
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           15.77           22.25          (12.68)         (45.96)          21.31
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $442,192        $481,845        $487,947        $711,537      $1,473,001
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.68 (d)        1.71            1.60            1.48            1.39
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                          .47 (d)         .54             .35            (.11)           (.83)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          120.02          143.91          133.11          228.51          151.67
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of 0.08% of average net assets for class A shares (Notes 2 and 5).

(e) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.43           $6.95           $8.02          $18.28          $16.20
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.03) (d)       (.01)           (.04)           (.09)           (.33)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.29            1.49           (1.03)          (7.54)           3.88
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.26            1.48           (1.07)          (7.63)           3.55
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net investment income                        (.02)             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (2.63)          (1.47)
-----------------------------------------------------------------------------------------------------------------------
Return of capital                                   --              --              --              -- (e)          --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.02)             --              --           (2.63)          (1.47)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.67           $8.43           $6.95           $8.02          $18.28
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           14.93           21.30          (13.34)         (46.36)          20.49
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $224,449        $355,278        $355,650        $593,763      $1,397,981
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.43 (d)        2.46            2.35            2.19            2.10
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)                    (.31) (d)       (.21)           (.43)           (.83)          (1.54)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          120.02          143.91          133.11          228.51          151.67
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of 0.08% of average net assets for class B shares (Notes 2 and 5).

(e) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.69           $7.16           $8.26          $18.72          $16.58
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.03) (d)       (.02)           (.04)           (.10)           (.34)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.32            1.55           (1.06)          (7.73)           3.95
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.29            1.53           (1.10)          (7.83)           3.61
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net investment income                        (.01)             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (2.63)          (1.47)
-----------------------------------------------------------------------------------------------------------------------
Return of capital                                                   --              --              -- (e)          --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.01)             --              --           (2.63)          (1.47)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.97           $8.69           $7.16           $8.26          $18.72
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           14.85           21.37          (13.32)         (46.33)          20.38
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $14,058         $19,034         $18,987         $34,250         $78,295
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.43 (d)        2.46            2.35            2.23            2.14
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)                    (.30) (d)       (.21)           (.44)           (.86)          (1.56)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          120.02          143.91          133.11          228.51          151.67
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of 0.08% of average net assets for class C shares (Notes 2 and 5).

(e) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.64           $7.10           $8.18          $18.53          $16.38
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                  (.01) (d)         -- (e)        (.01)           (.07)           (.29)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.33            1.54           (1.07)          (7.65)           3.91
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.32            1.54           (1.08)          (7.72)           3.62
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net investment income                        (.04)             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (2.63)          (1.47)
-----------------------------------------------------------------------------------------------------------------------
Return of capital                                   --              --              --              -- (e)           --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.04)             --              --           (2.63)          (1.47)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.92           $8.64           $7.10           $8.18          $18.53
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           15.26           21.69          (13.20)         (46.20)          20.70
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $18,730         $27,403         $29,221         $48,887        $107,062
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.18 (d)        2.21            2.10            1.98            1.89
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                  (.06) (d)        .02            (.17)           (.62)          (1.33)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          120.02          143.91          133.11          228.51          151.67
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of 0.08% of average net assets for class M shares (Notes 2 and 5).

(e) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------
                                                       For the
                                                        period
                                                      December 1,
                                                       2003+ to
Per-share                                            September 30
operating performance                                     2004
-------------------------------------------------------------------
Net asset value,
beginning of period                                      $9.77
-------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------
Net investment income (a) (d)                              .01
-------------------------------------------------------------------
Net realized and unrealized
gain on investments                                        .65
-------------------------------------------------------------------
Total from
investment operations                                      .66
-------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------
From net investment income                                (.09)
-------------------------------------------------------------------
Total distributions                                       (.09)
-------------------------------------------------------------------
Redemption fees                                             --
-------------------------------------------------------------------
Net asset value,
end of period                                           $10.34
-------------------------------------------------------------------
Total return at
net asset value (%)(b)                                    6.75*
-------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------
Net assets, end of period
(in thousands)                                             $10
-------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                              1.61*
-------------------------------------------------------------------
Ratio of net investment loss to
average net assets (%)(d)                                  .18*
-------------------------------------------------------------------
Portfolio turnover (%)                                  120.02
-------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of 0.08% of average net assets for class R shares (Notes 2 and 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
September 30, 2004

Note 1
Significant accounting policies

Putnam International New Opportunities Fund (the "Fund") is a series of Putnam Investment Funds (the "Trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks of companies outside the United States.

The fund offers class A, class B, class C, class M, and class R shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans.

Prior to April 19, 2004, a redemption fee of 1.00% which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At September 30, 2004, the value of securities loaned amounted to $689,856. The fund received cash collateral of $1,698,629 which is pooled with collateral of other Putnam funds into 20 issuers of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2004, the fund had a capital loss carryover of $831,108,700 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
--------------------------------------
  $657,805,511      September 30, 2010
   173,303,189      September 30, 2011

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, foreign currency gains and losses, and foreign tax credits. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2004, the fund reclassified $108,606 to decrease undistributed net investment income and $108,606 to increase accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $71,857,206
Unrealized depreciation            (19,997,363)
                                  ------------
Net unrealized appreciation         51,859,843
Undistributed ordinary income          929,246
Capital loss carryforward         (831,108,700)
Post-October loss
Cost for federal income
tax purposes                      $642,773,281

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, offering and extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.42% of the fund's average net assets. For the year ended September 30, 2004 Putnam Management waived $594,877 of its management fee to the fund.

For the period ended September 30, 2004, year, Putnam Management has assumed $62,068 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended September 30, 2004, the fund paid PFTC $2,737,160 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended September 30, 2004, the fund's expenses were reduced by $979,493 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,497, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $28,513 and $1,703 from the sale of class A and class M shares, respectively, and received $500,142 and $1,311 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2004, Putnam Retail Management, acting as underwriter, received $925 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended September 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $947,779,599 and $1,263,114,399, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At September 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         11,175,161      $113,926,578
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       388,643         3,862,900
----------------------------------------------------------------
                                    11,563,804       117,789,478

Shares repurchased                 (22,269,853)     (223,154,172)
----------------------------------------------------------------
Net decrease                       (10,706,049)    $(105,364,694)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         26,018,784      $200,957,793
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    26,018,784       200,957,793

Shares repurchased                 (38,762,585)     (302,669,760)
----------------------------------------------------------------
Net decrease                       (12,743,801)    $(101,711,967)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,573,115       $15,045,243
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        61,760           576,844
----------------------------------------------------------------
                                     1,634,875        15,622,087

Shares repurchased                 (20,550,024)     (194,885,102)
----------------------------------------------------------------
Net decrease                       (18,915,149)    $(179,263,015)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,360,530       $18,078,555
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,360,530        18,078,555

Shares repurchased                 (11,414,937)      (85,025,710)
----------------------------------------------------------------
Net decrease                        (9,054,407)     $(66,947,155)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            167,578        $1,653,790
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         1,500            14,445
----------------------------------------------------------------
                                       169,078         1,668,235

Shares repurchased                    (950,000)       (9,167,356)
----------------------------------------------------------------
Net decrease                          (780,922)      $(7,499,121)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            504,387        $4,043,470
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       504,387         4,043,470

Shares repurchased                    (966,052)       (7,488,798)
----------------------------------------------------------------
Net decrease                          (461,665)      $(3,445,328)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            170,188        $1,657,598
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         9,059            86,510
----------------------------------------------------------------
                                       179,247         1,744,108

Shares repurchased                  (1,461,073)      (14,103,094)
----------------------------------------------------------------
Net decrease                        (1,281,826)     $(12,358,986)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,948,094       $38,459,285
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,948,094        38,459,285

Shares repurchased                  (5,891,679)      (45,752,705)
----------------------------------------------------------------
Net decrease                          (943,585)      $(7,293,420)
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                           to September 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,449           $14,578
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                 9
----------------------------------------------------------------
                                         1,450            14,587

Shares repurchased                        (488)           (4,940)
----------------------------------------------------------------
Net increase                               962            $9,647
----------------------------------------------------------------

At September 30, 2004, Putnam , LLC owned 103 class R shares of the fund (11% of class R shares outstanding), valued at $1,065.

Note 5
Investment in Putnam Prime Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2004, management fees paid were reduced by $2,893 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $29,783 for the period ended September 30, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Putnam Management has negotiated an offer of settlement with the staff of the SEC, which the staff has agreed to recommend to the Commissioners of the SEC. The offer of settlement would resolve matters arising out of the SEC's investigation of Putnam Management's brokerage practices. The settlement would involve the alleged failure by Putnam Management to adequately disclose its practices relating to the allocation of brokerage on portfolio transactions to broker-dealers who sold shares of Putnam mutual funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Under the offer of settlement, Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of one dollar ($1). The total amount of the payment would be paid to certain Putnam funds, pursuant to a distribution plan to be submitted to the SEC. The settlement remains subject to final documentation and approval by the Commissioners of the SEC.


Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $18,085,872 or $0.26 {for all classes of shares}. Taxes paid to foreign countries were $2,142,446 or $0.031 {for all classes of shares}.

For its tax year ended September 30, 2004, the fund hereby designates 100%, the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based on brokerage commissions for your fund and the other funds in Putnam's International group for the year ended September 30, 2004. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Goldman Sachs, UBS, Citigroup, Merrill Lynch, and CSFB. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the year ended September 30, 2004.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms include (in alphabetical order) ABN, CIBC, Deutsche Bank,
Dresdner, Execution Ltd, JP Morgan, Lehman, Morgan Stanley, RBC, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filing of form N-SAR.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of September 30, 2004, there were 102 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 81 Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

+ Closed to new investors.

  An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

  Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief
Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

Not FDIC Insured    May Lose Value    No Bank Guarantee

AN010-216517  11/04

Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
September 30, 2004  $61,527*    $--             $8,534    $156
September 30, 2003  $55,285     $--             $7,197    $--

*Includes fees of $698 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended September 30, 2004 and September 30, 2003, the fund's independent auditors billed aggregate non-audit
fees in the amounts of $140,950   and $80,792, respectively, to the
fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
September 30, 2004  $--             $--   $--         $--
September 30, 2003  $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 30, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: November 30, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 30, 2004